Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CO-BRAND AND PRIVATE LABEL CREDIT CARD PROGRAM

AGREEMENT

This First Amendment to the Amended and Restated Co-Brand and Private Label Credit Card Program Agreement (this “First Amendment”), effective as of June 19, 2015 is entered into by and between Synchrony Bank (formerly “GE Capital Retail Bank”) (“Bank”) and Stein Mart, Inc. (“Retailer”) (the “Agreement”)

WHEREAS, Retailer and the Bank have entered into the Agreement, dated October 3, 2011, pursuant to which the Bank issues Co-Brand and Private Label Credit Cards to Retailer’s customers;

WHEREAS, Retailer and Bank now wish to amend the Agreement to include the terms set forth herein.

NOW THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereby agree as follows intending to be legally bound:

1. Unless otherwise expressly defined in this First Amendment, all capitalized terms herein will have the meanings ascribed to them in the Agreement.

2. Schedule 10.2(p) (Financial Covenants). The parties agree that Section A of Schedule 10.2(p) of the Agreement is hereby amended by deleting Section A in its entirety and replacing it with the following new Section:

“A. Financial Covenants:

Debt to Equity Ratio: Retailer shall maintain on a consolidated basis, as of the end of each fiscal quarter of Retailer, a Debt to Equity Ratio of not more than 3.5 to 1.0.

Minimum Tangible Net Worth: The Tangible Net Worth of Retailer on a consolidated basis, as of the end of each fiscal quarter of Retailer, shall not be less than $50,000,000.”

3. Except as expressly provided in this First Amendment, nothing in this First Amendment will be deemed to waive or modify any of the provisions of the Agreement, or any amendment or addendum to the Agreement. To the extent that any conflict or inconsistency exists between the terms of this First Amendment and the Agreement, the terms of this First Amendment will control.

4. This First Amendment will be governed by the laws of the State of Delaware, without regard to its or any other jurisdiction’s principles of conflict of law.

5. This First Amendment may be executed in counterparts, each of which, when so executed, will be deemed an original, provided that all such counterparts will be regarded as one and the same document.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the dates set forth below.

SYNCHRONY BANK

By	/s/ Margaret M. Keane

Its	President & Chief Executive Officer

Date

STEIN MART, INC.

By	/s/ Gregory W. Kleffner

Its	Executive Vice President & Chief Financial Officer

Date	6/22/15